UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-KA

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 17, 2012

Recursos Montana S.A.

(Exact name of registrant as specified in its charter)

Nevada	-	98-1032170
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1st Street, #3, Cerros del Atlantico Puerto Plata, Dominican Republic
(Address of principal executive offices)

Registrant’s telephone number, including area code     037-0022-0092

1st Street #3, Cerros del Atlantico Puerto Plata, Dominican Republic
(Address of principal executive offices)

Registered agent’s telephone number, including area code     (775) 884-9380

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

             [ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             [ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

             [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

             [ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a)	Previous independent registered public accounting firm

	(i)	On November 20, 2012, Recursos Montana S.A., (the “Company”) formally informed Madsen & Associates CPAs, Inc. of their dismissal as the Company’s independent registered public accounting firm.

(ii)
The reports of Madsen & Associates CPAs, Inc. on the Company’s financial statements as of July 31, 2012 and 2011 , and for the period from inception on September 23, 2010 through July 31, 2011 and for the fiscal year ended July 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company’s ability to continue as a going concern.

	(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the year ended July 31, 2012 and the period from inception on September 23, 2010 through July 31, 2012, and through November 20, 2012, there have been no disagreements with Madsen & Associates CPAs, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Madsen & Associates CPAs, Inc. would have caused them to make reference thereto in connection with their report on the financial statements for such years.

	(v)	The Company has requested that Madsen & Associates CPAs, Inc. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.

(b)	New independent registered public accounting firm

(1)
On November 20, 2012 the Company engaged Sadler, Gibb & Associates, L.L.C. as its new independent registered public accounting firm. During the period from inception on September 23, 2010 through July 31, 2012 and through November 20, 2012, the Company had not consulted with Sadler, Gibb & Associates, L.L.C. regarding any of the following:

	(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company: (a) a written report, or (b) oral advice that Sadler, Gibb & Associates, L.L.C. concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

	(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

16.1	Letter of Madsen & Associates CPAs, Inc. dated December 17, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recursos Montana S.A.

/s/ Luis A. G. Rodriguez
Luis Asdruval Gonzalez Rodrizuez
Chief Executive Officer, President and Director
Date: December 17, 2012

/s/ Miguel G. Kunhardt
Miguel Guillen Kunhardt
Chief Finanial Officer, Chief Accounting Officer, Secretary, Treasurer and Director
Date: December 17, 2012